Exhibit 24

Nucor Corporation

2006 Form 10-K

LIMITED POWER OF ATTORNEY

NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Peter C. Browning, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2007.

/S/ PETER C. BROWNING
Peter C. Browning

STATE OF North Carolina	)
) ss:
COUNTY OF Union	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Peter C. Browning, the grantor of the foregoing Limited Power of Attorney, bearing date on the 21st day of February, 2007, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 21st day of February, 2007.

/S/ KELLY J. WILMOTH
Notary Public

My commission expires on August 23, 2008

LIMITED POWER OF ATTORNEY

NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Clayton C. Daley, Jr., the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2007.

/S/ CLAYTON C. DALEY, JR.
Clayton C. Daley, Jr.

STATE OF North Carolina	)
) ss:
COUNTY OF Union	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Clayton C. Daley, Jr., the grantor of the foregoing Limited Power of Attorney, bearing date on the 21st day of February, 2007, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 21st day of February, 2007.

/S/ KELLY J. WILMOTH
Notary Public

My commission expires on August 23, 2008

LIMITED POWER OF ATTORNEY

NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Harvey B. Gantt, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2007.

/S/ HARVEY B. GANTT
Harvey B. Gantt

STATE OF North Carolina	)
) ss:
COUNTY OF Union	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Harvey B. Gantt, the grantor of the foregoing Limited Power of Attorney, bearing date on the 21st day of February, 2007, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 21st day of February, 2007.

/S/ KELLY J. WILMOTH
Notary Public

My commission expires on August 23, 2008

LIMITED POWER OF ATTORNEY

NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Victoria F. Haynes, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2007.

/S/ VICTORIA F. HAYNES
Victoria F. Haynes

STATE OF North Carolina	)
) ss:
COUNTY OF Union	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Victoria F. Haynes, the grantor of the foregoing Limited Power of Attorney, bearing date on the 21st day of February, 2007, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 21st day of February, 2007.

/S/ KELLY J. WILMOTH
Notary Public

My commission expires on August 23, 2008

LIMITED POWER OF ATTORNEY

NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, James D. Hlavacek, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2007.

/S/ JAMES D. HLAVACEK
James D. Hlavacek

STATE OF North Carolina	)
) ss:
COUNTY OF Union	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that James D. Hlavacek, the grantor of the foregoing Limited Power of Attorney, bearing date on the 21st day of February, 2007, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 21st day of February, 2007.

/S/ KELLY J. WILMOTH
Notary Public

My commission expires on August 23, 2008

LIMITED POWER OF ATTORNEY

NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Bernard L. Kasriel the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2007.

/s/ Bernard L. Kasriel
Bernard L. Kasriel

STATE OF North Carolina	)
) ss:
COUNTY OF Union	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Bernard L. Kasriel, the grantor of the foregoing Limited Power of Attorney, bearing date on the 21st day of February, 2007, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 21st day of February, 2007.

/s/ Kelly J. Wilmoth
Notary Public

My commission expires on August 23, 2008

LIMITED POWER OF ATTORNEY

NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Raymond J. Milchovich, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2007.

/s/ Raymond J. Milchovich
Raymond J. Milchovich

STATE OF North Carolina	)
) ss:
COUNTY OF Union	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Raymond J. Milchovich, the grantor of the foregoing Limited Power of Attorney, bearing date on the 21st day of February, 2007, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 21st day of February, 2007.

/s/ Kelly J. Wilmoth
Notary Public

My commission expires on August 23, 2008